UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19364 (Commission File Number)	62-1117144 (I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

        Registrant’s telephone number, including area code: (615) 665-1122

        (Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index

Ex-99.1 Press Release

Item 2.02 Results of Operations and Financial Condition.

       On December 20, 2004, American Healthways, Inc. issued a press release announcing earnings results for the first quarter ended November 30, 2004, the text of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit 99.1 Press Release.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc. /s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

      Date: December 20, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 20, 2004